LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 1, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2015, OF

CLEARBRIDGE GLOBAL GROWTH TRUST

Effective December 31, 2015, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the fund’s Summary Prospectus and Prospectus:

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The following text replaces the section of the fund’s Summary Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Elisa Mazen is a portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Ms. Mazen is Managing Director and a Portfolio Manager at ClearBridge Investments and has been responsible for the day-to-day portfolio management of the fund since 2013.

Michael Testorf, CFA, is a portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Testorf is Managing Director and a Portfolio Manager at ClearBridge Investments and has been a portfolio manager for the fund since October 2015.

Pawel Wroblewski, CFA, is a portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Wroblewski is Director and a Portfolio Manager at ClearBridge Investments and has been a portfolio manager for the fund since December 2015.

Thor Olsson is a portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Olsson is Director and a Portfolio Manager at ClearBridge Investments and has been a portfolio manager for the fund since December 2015.

ClearBridge Investments consists of ClearBridge Investments, LLC and ClearBridge, LLC.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers:

Elisa Mazen, Michael Testorf, CFA, Pawel Wroblewski, CFA and Thor Olsson are the fund’s portfolio managers.

Ms. Mazen is a Managing Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge, and has been engaged in the day-to-day portfolio management of the fund since 2013. Prior to April 2013, she was a managing director and portfolio manager at ClearBridge Global Currents Investment Management, LLC. Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area and has 29 years of investment industry experience. Ms. Mazen received her B.A. in economics and finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

Mr. Testorf is a Managing Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge, and has been engaged in the day-to-day portfolio management of the fund since October 2015. From 2013 to 2015, Mr. Testorf was a Senior Portfolio Manager and Senior Partner at R Squared Capital Management, LLP. From 2000 to 2013, he was a Senior Portfolio Manager and Senior Vice President at Artio Global Management LLC. He earned a B.A. in business and economics from the Witschaftsakademie, Academy of Business and Administration, in Hamburg, Germany. He received the CFA designation in 2000. He has 28 years of industry experience.

Mr. Wroblewski is a Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge, and has been engaged in the day-to-day portfolio management of the fund since December 2015. He became a Portfolio Manager at ClearBridge Investments in October 2013. Prior to that, he was a Research Analyst at ClearBridge Global Currents Investment Management, LLC. Prior to joining Global Currents, Mr. Wroblewski was an Equity Research Analyst at Allianz Global Investors’ Oppenheimer Capital division, a Senior Research Analyst with CA-IB Securities, and a Research Associate with Credit Suisse First Boston. He is a member of the CFA Institute and received an MA in Finance from the Warsaw School of Economics and an MBA from Columbia Business School. He has 19 years of investment industry experience.

Mr. Olsson is a Director and Portfolio Manager at ClearBridge Investments, LLC, an affiliate of ClearBridge, and has been engaged in the day-to-day portfolio management of the fund since December 2015. He became a Portfolio Manager at ClearBridge Investments in 2008. He joined a predecessor firm in 2000. Prior to that, he worked as a Fund Analyst at Pilgrim Baxter. He obtained his BA in Economics from La Salle University and has 18 years of investment industry experience.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

CBAX221060

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